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                                                                [Conformed copy]








                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                       January 23, 2003 (January 22, 2003)

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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                       1-9076               13-3295276
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 (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)               File Number)        Identification No.)



                 300 Tower Parkway, Lincolnshire, Illinois 60069
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
                                                     ----------------------


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events.

                  Registrant's press release dated January 22, 2003, reporting Registrant's fourth quarter and full year 2002 results, is filed herewith as
Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

                  (c) Exhibits.

                      99. Press release of Registrant dated January 22, 2003.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             FORTUNE BRANDS, INC.
                                             ---------------------
                                                 (Registrant)



                                             By   /s/ C. P. Omtvedt
                                                --------------------------------
                                                C. P. Omtvedt
                                                Senior Vice President and
                                                  Chief Financial Officer




Date:  January 23, 2003


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                                  EXHIBIT INDEX



                                                        Sequentially
Exhibit                                                 Numbered Page
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99.  Press release of Registrant dated
     January 22, 2003.